APPENDIX A

TO

SUB-ADVISORY AGREEMENT

Effective as of May 22, 2015

FUNDS FOR WHICH MELLON CAPITAL MANAGEMENT CORPORATION ACTS AS SUB-ADVISER

ALTERNATIVE FUNDS

WisdomTree Managed Futures Strategy Fund

CURRENCY AND INTERNATIONAL FIXED INCOME FUNDS

WisdomTree Chinese Yuan Strategy Fund

WisdomTree Indian Rupee Strategy Fund

WisdomTree Emerging Currency Strategy Fund

WisdomTree Commodity Currency Strategy Fund

WisdomTree Australia & New Zealand Debt Fund

WisdomTree Asia Local Debt Fund

WisdomTree Emerging Markets Local Debt Fund

WisdomTree Bloomberg U.S. Dollar Bullish Fund

DOMESTIC EQUITY FUNDS

WisdomTree Total Dividend Fund

WisdomTree Dividend ex-Financials Fund

WisdomTree Equity Income Fund

WisdomTree LargeCap Dividend Fund

WisdomTree MidCap Dividend Fund

WisdomTree SmallCap Dividend Fund

WisdomTree Total Earnings Fund

WisdomTree Earnings 500 Fund

WisdomTree LargeCap Value Fund

WisdomTree MidCap Earnings Fund

WisdomTree SmallCap Earnings Fund

WisdomTree U.S. Dividend Growth Fund

WisdomTree U.S. SmallCap Dividend Growth Fund

WisdomTree U.S. Low Volatility Equity Fund

INTERNATIONAL EQUITY FUNDS

WisdomTree DEFA Fund

WisdomTree DEFA Equity Income Fund

WisdomTree Europe Hedged Equity Fund

WisdomTree Global Equity Income Fund

WisdomTree Europe SmallCap Dividend Fund

WisdomTree India Earnings Fund

WisdomTree Japan Hedged Equity Fund

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WisdomTree Global ex-US Growth Fund

WisdomTree Japan SmallCap Dividend Fund

WisdomTree Asia Pacific ex-Japan Fund

WisdomTree Australia Dividend Fund

WisdomTree International Dividend ex-Financials Fund

WisdomTree International LargeCap Dividend Fund

WisdomTree International MidCap Dividend Fund

WisdomTree International SmallCap Dividend Fund

WisdomTree Emerging Markets Equity Income Fund

WisdomTree Emerging Markets SmallCap Dividend Fund

WisdomTree Middle East Dividend Fund

WisdomTree Commodity Country Equity Fund

WisdomTree Global Natural Resources Fund

WisdomTree Global ex-US Utility Fund

WisdomTree Global ex-US Real Estate Fund

WisdomTree Emerging Markets Dividend Growth Fund

WisdomTree Emerging Markets Low Volatility Equity Fund

WisdomTree Emerging Markets Consumer Growth Fund

WisdomTree Brazil Low Volatility Equity Fund

WisdomTree Europe Low Volatility Equity Fund

WisdomTree Korea Hedged Equity Fund

WisdomTree United Kingdom Hedged Equity Fund

WisdomTree Japan Small Cap Hedged Equity Fund

WisdomTree Germany Hedged Equity Fund

WisdomTree International Hedged Dividend Growth Fund

WisdomTree China Dividend ex-Financials Fund

WisdomTree Japan Hedged Real Estate Fund

WisdomTree Japan Hedged Financials Fund

WisdomTree Japan Hedged Tech, Media and Telecom Fund

WisdomTree Japan Hedged Capital Goods Fund

WisdomTree Japan Hedged Health Care Fund

WisdomTree Europe Dividend Growth Fund

WisdomTree Emerging Markets ex-State-Owned-Enterprises Fund

WisdomTree Europe Hedged SmallCap Equity Fund

WisdomTree Japan Hedged Dividend Growth Fund

WisdomTree DEFA Hedged Equity Fund

WisdomTree International Hedged SmallCap Dividend Fund

WisdomTree Japan Dividend Growth Fund

WisdomTree Global ex-US Hedged Dividend Growth Fund

FIXED INCOME INFLATION HEDGED FUNDS

WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund

WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund

WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund

WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund

WisdomTree Barclays U.S. Treasury 20+ Year Negative Duration Fund

WisdomTree Barclays U.S. Treasury 3-7 Year Negative Duration Fund

WisdomTree Barclays Intermediate Credit Bond Zero Duration Fund

WisdomTree Barclays Intermediate Credit Bond Negative Duration Fund

WisdomTree CBOE S&P 500 PutWrite Strategy Fund

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U.S. FIXED INCOME FUNDS

WisdomTree Bloomberg Floating Rate Treasury Fund

The Investment Adviser hereby appoints Mellon Capital Management Corporation, and Mellon Capital Management Corporation hereby accepts appointment, as the Sub-Adviser for the Fund(s) set forth above.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE

COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

WISDOMTREE ASSET MANAGEMENT, INC.		MELLON CAPITAL MANAGEMENT CORPORATION
By:		By:
Name:	Jonathan Steinberg	Name:	David Dirks
Title:	CEO and President	Title:	Managing Director

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